As filed with the Securities and Exchange Commission on April 9, 2002

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 9, 2002

FIRST CHARTER CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)

(704) 688-4300
(Registrant’s telephone number, including area code)

Item 5 Other Events
Item 7 Financial Statements and Exhibits
SIGNATURES
News Release dated April 9, 2002

Item 5 Other Events

     On April 9, 2002, First Charter Corporation announced its financial results for the three month period ended March 31, 2002. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7 Financial Statements and Exhibits

(c) The following exhibits are filed herewith:

Exhibit No.	Description

99.1	News release disseminated on April 9, 2002 by First Charter Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CHARTER CORPORATION

By:	/s/ Robert O. Bratton Robert O. Bratton Executive Vice President and Chief Financial Officer

Dated: April 9, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release disseminated on April 9, 2002 by First Charter Corporation.